                                                                    EXHIBIT 10.1




                               KAYDON CORPORATION
                             1993 STOCK OPTION PLAN
                                  (AS AMENDED)

                                    ARTICLE I
                                PURPOSES OF PLAN


         1.1 PURPOSES. The purposes of the Kaydon Corporation 1993 Stock Option Plan are to provide additional incentive to selected officers and other employees of the Company, to recognize and reward their efforts and accomplishments in order to strengthen the desire of employees to remain with the Company and to stimulate their efforts on behalf of the Company, to help attract and retain competent persons and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in employees having a greater personal financial investment in the Company.


                                   ARTICLE II
                                   DEFINITIONS


         2.1 DEFINITIONS. The following definitions apply unless the context clearly indicates otherwise:

         ACT: The Securities Exchange Act of 1934, as amended.

         AFFILIATE: Any corporation, partnership, association, joint-stock company, business trust, joint venture or unincorporated organization controlled, directly or indirectly, by Kaydon Corporation.

         BOARD OF DIRECTORS (OR BOARD): The Board of Directors of Kaydon Corporation.

         CHANGE OF CONTROL:  A circumstance in which:

               (a) OWNERSHIP. Any person (as used in Sections 13(d) and 14(d)(2) of the Act), including a "group" (as defined in Section 13(d)(3) of the
         Act) becomes the beneficial owner (as defined in Rule 13d-3 under the
         Act), directly or indirectly, of securities of Kaydon representing 35% or more of the shares of Common Stock of the Company;

               (b) CONTROL. In connection with any cash tender offer, exchange offer, contested election, merger, consolidation, reorganization (other than any merger, consolidation or reorganization which is otherwise subject to the provisions of Section 4.7), sale or other disposition of all or substantially all the assets of the Company, or other similar transaction, persons who were directors of the Company prior to the commencement of any such offer or prior to any vote of the shareholders of the Company on any such contested election or other transaction, as the case may be, cease to constitute a majority of the Board; or

               (c) FILING. The Company files with the Securities and Exchange Commission a report on Form 8-K reporting a change in control pursuant to Item 1.

         CLOSING PRICE: The closing price of the Common Stock of the Company on the listing of the exchange on which the Company's Stock is listed.

         CODE:  The Internal Revenue Code of 1986, as amended.

         COMMITTEE: The committee appointed under Section 6.1 to administer the Plan.

         COMMON STOCK: Common Stock, par value $.10 per share, of Kaydon Corporation.

         COMPANY:  Kaydon Corporation and its Affiliates.

         DIRECTOR: Any member of the Board of Directors who is not an employee of the Company or any of its Subsidiaries or Affiliates.

         EFFECTIVE DATE:  The date specified in Article IX.

         EMPLOYEE: Officers and other key employees of the Company or any of its Affiliates (including individuals who are also members of the Board of Directors).

         FAIR MARKET VALUE: The Closing Price for Common Stock at the close of the day preceding the grant or, if the Common Stock is not traded on that date, as of the first preceding date on which the Common Stock so traded.

         GRANTEE:  A Participant to whom an Option has been granted.

         KAYDON: Kaydon Corporation or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

         OPTION: The grant to Participants of options to purchase shares of Common Stock in accordance with the provisions of Articles III and IV.

         OPTIONEE: A Participant to whom one or more Options have been granted in accordance with the provisions of Articles III and IV.

         OPTION PERIOD: The period of time during which an Option may be exercised.

         OPTION PRICE: The price per share payable to the Company for shares of Common Stock upon the exercise of an Option.

         PARTICIPANT: Each Employee to whom an Option is granted under the Plan.

         PLAN: The Kaydon Corporation 1993 Stock Option Plan.

         PLAN YEAR:  The calendar year.

         REPORTING PERSON: A person subject to the reporting requirements of
         Section 16(a) of the Act.

         RETIREMENT: Termination from active service and employment with the Company as a retiree who is eligible at that time to begin receiving benefits under a qualified plan of the Company, at or after age 60.

         SECRETARY:  The Secretary of Kaydon Corporation.

         SPREAD VALUE: With respect to a share of Common Stock subject to an Option an amount equal to the excess of the Fair Market Value over the Option Price.

         SUBSIDIARY: Any corporation (other than Kaydon) in an unbroken chain of corporations beginning with and including Kaydon if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   ARTICLE III
                             ELIGIBILITY AND GRANTS


         3.1 ELIGIBILITY. The Committee determines the Employees to be granted Options and the number of shares involved. Each grant must be evidenced by a written instrument duly executed by or on behalf of the Company.

         (a) NUMBER OF OPTIONS. The Committee may grant more than one Option to an individual during the life of the Plan.

         (b) SPECIAL CIRCUMSTANCES. Subject to the requirements of Section 422 of the Code with respect to incentive stock options, an Option may be in addition to, in tandem with, or in substitution for options previously granted under the Plan or under another stock plan of the Company or of another corporation and assumed by the Company.

         (c) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any prior plan conditioned upon the granting to the Employee of a new Option for the same or a different number of shares as the Option surrendered, or may require surrender as a condition precedent to a grant of a new Option to the Employee. In that circumstance, the new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted.

         3.2 TYPES OF OPTIONS. The Committee may grant incentive stock options as defined in Section 422 of the Code, options not qualifying under Section 422 of the Code, or both, in its discretion. The status of each Option must be identified in the Option agreement.

         3.3 SHARE LIMITATION. The maximum number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan is 1,000,000 shares.

         (a) PER PARTICIPANT. No Participant shall be granted, during any calendar year, Options with respect to more than 75,000 shares of Common Stock available under the Plan, subject to adjustment as provided in Section 5.1 of the Plan. The purpose of this Section 3.3(a) is to ensure that the Plan provides performance- based compensation under Section 162(m) of the Code and this
Section 3.3(a) shall be interpreted, administered and amended if necessary to achieve that purpose.

         (b) GENERAL. Shares of Common Stock issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. If any Option granted under the Plan expires, terminates, or is cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares are available for future grants under the Plan.

         3.4 GRANT. The grant of an Option occurs on the date the Committee or the Stock Awards Committee, by resolution, selects an Employee as a Participant in any grant of an Option, determines the number of shares to be subject to the Option granted to the Employee and specifies the terms and provisions of the Option. The Company shall notify a Participant of a grant of an Option.


                                   ARTICLE IV
                            GENERAL TERMS OF OPTIONS


         4.1 TERMS. The Committee determines the consideration to the Company for the granting or exercise of Options under the Plan and the conditions, if any, which it deems appropriate to ensure that the consideration will be received by, or will accrue to, the Company. The Committee has complete discretion, within the terms of the Plan, to vary the consideration for Options granted under the Plan at the same time or from time to time. The Committee must fix the Option Price, subject to adjustment under Section 5.1.

         (a) INSTALLMENTS. Options are exercisable over the Option Period determined by the Committee at the times and in the amounts determined by the Committee at the time each Option is granted. The shares covered by an Option may be purchased in such installments and on such exercise dates as the Committee may determine. Except as otherwise provided in the Plan or an option agreement, any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Option. The Committee may, in its sole discretion, and subject to the terms and conditions it adopts, accelerate the date or dates on which some or all outstanding Options may be exercised.

        (b) TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted. Notwithstanding any other provision contained in this Plan, no Option is exercisable after the expiration of the Option Period.

         (c) FIRST EXERCISABILITY. Except as otherwise provided or determined by the Committee, no Option shall be exercisable prior to the first anniversary date of the grant of the Option.

        (d) CONTINUING EXERCISABILITY. Except as provided in Sections 4.5, 4.6 and 4.7, no part of an Option may be exercised unless the Optionee is then in the employ of the Company and was continuously so employed since the date of the grant of such Option or for the period of time specified by the Committee.

        (e) EXERCISE. Except as otherwise provided by the Committee, Options are exercised by submitting to the Company a signed notice of exercise in a form to be supplied by the Company. The exercise of an Option is effective on the date the Company receives the notice at its principal corporate offices.

         (f) OPTION PRICE. The Option Price of an Option which is intended to be issued as performance- based compensation under Section 162(m) of the Code shall not be less than the fair market value per share on the date of the grant.

         4.2 INCENTIVE STOCK OPTIONS. Options granted in the form of incentive stock options shall be subject, in addition to the foregoing provisions, to the following provisions:

         (a) ANNUAL LIMIT. To the extent that the aggregate fair market value (determined at the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under the Plan or under any other stock plan of the Company) exceeds $100,000, such options shall be treated as options which are not incentive stock options.

         (b) TEN PERCENT SHAREHOLDER. No incentive stock option shall be granted to any individual who, at the time of the proposed grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Kaydon or any Subsidiary.

         (c) OPTION PERIOD. No incentive stock option shall be exercisable after the expiration of ten years from the date of grant.

         (d) OPTION PRICE. The Option Price of an incentive stock option shall not be less than the greater of the Fair Market Value and the fair market value per share on the date of grant.

         (e) SUBSIDIARY. Incentive stock options may be granted only to employees of Kaydon and its Subsidiaries.

         (f) AGGREGATE LIMIT. The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of incentive stock options shall not exceed the number of shares determined in accordance with the share limitation specified in Section 3.3 hereof.

The Company intends that Options designated by the Committee as incentive stock options shall constitute incentive stock options under Section 422 of the Code. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of stockholders of Kaydon.

         4.3 OPTION AGREEMENTS. The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of written instruments on a form approved by the Committee. Each Option shall contain the terms and conditions (which need not be the same for all Options, whether granted at the same time or at different times) which the Committee deems appropriate. As examples of the Committee's authority in this regard, certain stock option agreements may contain:

         (a) REPRESENTATION. A requirement that the holder of an Option represent to the Company in writing, when the Option is granted or when the holder purchases shares of Common Stock on its exercise, that the holder is accepting the Option, or purchasing shares (unless they are then covered by an effective registration statement under the Securities Act of 1933) for the holder's own account for investment and not with a view to distribution or with any present intention of reselling any;

         (b) PAYMENT. A provision under which the Company, in the discretion of the Committee, has the right or obligation, in lieu of accepting payment of the option price and delivering any or all shares of Common Stock as to which an Option has been exercised, to elect to pay the holder of the Option an amount in cash or shares of Common Stock equal to the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the purchase price that would otherwise be payable by the holder of the Option to acquire the shares of Common Stock;

         (c) REPURCHASE. A provision under which the Company may have either the right or the obligation, or both, to repurchase shares of Common Stock sold under the Plan at a price not to exceed the higher of (i) the option price for such shares, plus twice the increase, if any, in the book value of such shares from the date of the grant of the Option to the date of such repurchase, and
(ii) the fair market value of the shares at the time of repurchase;

         (d) HARDSHIP. A provision limiting the exercise of the Option for the period provided under the hardship distribution provisions of the Kaydon Corporation Employee Stock Ownership and Thrift Plan or other Company, Subsidiary, or Affiliate plans to the extent the holder receives a hardship distribution from that plan; and

         (e) CAUSE. A limitation that all rights under the Option expire upon receipt of notice of termination of a Grantee's employment for deliberate, willful or gross misconduct, as determined by the Company.

         4.4 NON-TRANSFERABILITY OF OPTION. No Option granted under the Plan to an Employee is transferable by the Employee other than by will or by the laws of descent and distribution or, in the case of a non-qualified stock option, pursuant to a "qualified domestic relations order" (as defined in the Code). Each Option is exercisable during the Employee's lifetime only by the Employee or, in the case of a non-qualified stock option, an alternate payee pursuant to a qualified domestic relations order.

         4.5 TERMINATION OF EMPLOYMENT. Except as provided in subsection (b) relating to Retirement, an Optionee whose employment with the Company, Subsidiaries and any parent corporation terminates by reason other than death is entitled to exercise the then unexercised Options or installments of Options only within the thirty day period after the date of the termination of employment.

         (a) LIMITATIONS. That exercise remains subject to:

                  (i)      Option Period. The earlier expiration of the Option
                           Period;

                  (ii) Exercisability. The requirement that the Optionee was entitled to exercise the Option at the date of the termination of employment, and

                  (iii) Other. The limitations, if any, imposed by the Committee with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period which have not been removed.

         (b) RETIREMENT. An Optionee whose employment with the Company, Subsidiaries and any parent corporation terminates by Retirement is entitled to exercise the then unexercised non-qualified Stock Options which were granted after July 31, 1998 (and, in the case of Employees designated by the Board, which were granted at any time) or installments of such Options within five years after the date of Retirement. That exercise remains subject to (a)(i) and
(a)(iii), above, however.

         Notwithstanding limitation (a)(ii), in the case of termination of employment by reason of retirement or a disability within the meaning of Section 105(d)(4) of the Code, the Committee may, in its discretion, accelerate the exercisability of any installments of an Option which would not be or were not exercisable on the date of termination. In addition, in the case of termination of employment due to a disability within the meaning of Section 105(d)(4) of the Code, the thirty day period shall be twelve months, subject to earlier expiration of the Option Period.

         4.6 DEATH OF OPTIONEE. The estate of an Optionee who dies or a person who acquires the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee may exercise the Option only within the nine month period after the death of the Optionee. That exercise remains subject to:

         (a) OPTION PERIOD. The expiration of the Option Period;

         (b) EXERCISABILITY. The requirement that the Optionee was entitled to exercise the Option at the date of death; and

         (c) OTHER. The limitations, if any, imposed by the Committee with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period which have not been removed.

         Notwithstanding limitation (b), the Committee may, in its discretion, accelerate the exercisability of any installments of such Option which were not exercisable at the time of the holder's death.

         4.7 MERGER, CONSOLIDATION OR CHANGE IN CONTROL. In the event of any merger, consolidation or reorganization of the Company with or into another corporation (other than any merger, consolidation or reorganization in which the Company is the surviving or continuing corporation and which does not result in any change in the outstanding shares of Common Stock), any sale or other disposition of all or substantially all the assets of the Company or any liquidation or dissolution of the Company, or a Change in Control, any outstanding Option not exercisable in full shall (unless the stock option agreement evidencing such Option expressly provides to the contrary) be accelerated and become exercisable in full for:

         (a) IN GENERAL. A period of 30 days following receipt by the holder of such Option of notice of the meeting of shareholders at which such event is to be approved, whether received before or after such event; and

         (b) CHANGE OF CONTROL. In the case of a Change in Control, the remaining term of the Option.

         No acceleration shall occur and no attempted accelerated exercise shall be valid, however, if the Committee, in its discretion, by written notice to the holders of outstanding Options prior to the event or, in the case of a (b) Change of Control as defined in Section 2.1, prior to commencement of any such offer or prior to any vote of the shareholders of the Company on any such contested election or other transaction referred to in subsection (b) of the definition of a Change in Control, as the case may be (but not after), cancels the acceleration of exercisability of all (but not less than all) of such outstanding Options.

         4.8 PAYMENT FOR SHARES. Payment for shares of Common Stock shall be made in full at the time of exercise of the Option. This requirement shall not prohibit the Company from making a loan or advance to the Optionee for the purpose of financing, in whole or in part, the purchase of optioned shares. Payment of the Option Price shall be made in cash or, with the consent of the Committee, in whole or in part in Common Stock or other consideration. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a third party to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         (a) HOLDING PERIOD LIMITATION. The option price may not be paid in shares of Common Stock received upon the exercise of any Option under the Plan or any option under another stock option plan of the Company which shares have been held by the holder for less than one year prior to the payment.

         (b) TAX LIMITATION. The holder of an Option may not pay in shares of Common Stock the portion of the option price equal to the amount of any applicable federal, state, and local tax liability required to be withheld at the time of exercise.

         4.9 CASH OUT OF OPTION. On receipt of written notice of exercise, the Committee may elect to cash out all or a portion of the shares for which an Option is being exercised by paying the Optionee an amount, in cash or Common Stock, equal to the Spread Value of such shares on the effective date of the cash out.

         4.10 LEGALITY. The issuance or delivery of any Option or shares of Common Stock pursuant to an Option may be postponed by the Company for any period required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other applicable law or regulation. The Company is not obligated to issue or deliver any shares if the issuance or delivery constitutes a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. By way of example:

         (a) LISTING AND OTHER CONDITIONS. As long as the Common Stock is listed on the listing of the New York Stock Exchange (NYSE), the issue of any shares of stock pursuant to an Option is conditioned on the shares to be issued being listed on that Exchange.

         (b) LEGALITY. If at any time counsel to Kaydon is of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, Kaydon shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Options. The right to exercise any Option shall be suspended until, in the opinion of that counsel, the sale or delivery is lawful. Upon termination of any period of suspension under this Section 4.10, any Option affected by the suspension which had not then expired or terminated shall be reinstated as to all shares available before the suspension and as to shares which would otherwise have become available during the period of suspension. No such suspension shall extend any Option Period, however.

                                    ARTICLE V
                ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION


         5.1 ADJUSTMENTS. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization, liquidation, or the sale, conveyance, lease or other transfer by Kaydon of all or substantially all of its property, or any other change in the corporate structure or shares of Kaydon, the Committee may make equitable adjustments (by means of a grant of a substitute Option or an additional Option or otherwise) to prevent dilution or enlargement of rights as it deems appropriate.

         (a) EXAMPLES. The adjustments may include adjustments in the number and class of shares authorized to be granted (including adjustment to the share and per participant limitations of Section 3.3), in the number and kind of shares available under any outstanding Options (including substitution of shares of another corporation) and in the price of any Option.

         (b) LIMITATION. In no event, however, may any change be made to an incentive stock option which would constitute a "modification" within the meaning of Section 425(h)(3) of the Code.

         (c) OPTIONS. Options granted under the Plan shall contain provisions consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered thereby and in the Option Price in the event of any such change.


                                   ARTICLE VI
                                 ADMINISTRATION


         6.1 ADMINISTRATION. The Plan shall be administered by a committee consisting of not less than two members of the Board of Directors, who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. All of the members of the Committee shall be "non-employee directors" as defined in Rule 16b-3 issued under the Act and "outside directors" as defined in the regulations under Section 162(m) of the Code.

         (a) ACTION. A majority of the Committee constitutes a quorum. The acts of a majority of the members, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Committee participate by telephone), or acts approved in writing by all of the members of the Committee, are the acts of the Committee.

         (b) DISCRETION. In addition to the Committee's discretionary authority described in other Articles of the Plan, the Committee has discretionary authority to construe and interpret the Plan and is authorized to establish rules and regulations for the proper administration of the Plan as it deems advisable which are not inconsistent with the provisions of the Plan. All questions arising under the Plan or under any rule or regulation with respect to the Plan adopted by the Committee, whether involving an interpretation of the Plan or otherwise, shall be decided by the Committee. Its decisions shall be conclusive and binding in all cases.

         (c) AUTHORITY. Except as limited in this Plan or as may be necessary to assure that this Plan provides performance-based compensation under Section 162(m) of the Code, the Committee shall have all of the express and implied powers and duties set forth in this Plan. The Committee has discretionary authority to determine the Employees to whom Options under the Plan are to be granted, the terms and conditions applicable and the number of shares to be covered by each Option. In selecting the individuals to whom Options are granted, as well as in determining the terms and conditions and the number of shares subject to each grant, the Committee may consider the positions and responsibilities of the Employees being considered, the nature of the services and accomplishments of each, the value to the Company of their services, their present and potential contribution to the success of the Company, the anticipated number of years of service remaining and any other factors the Committee deems relevant. The Committee may obtain advice or assistance it deems appropriate from persons not serving on the Committee.

         (d) ASSISTANCE. The Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee, provided that no delegation may be made that would cause grants, awards or other transactions under the Plan to cease to be exempt from
Section 16(b) of the Act.

         6.2 STOCK AWARDS COMMITTEE. In addition, and not in limitation of the authority of the Committee, a Stock Awards Committee may grant Options in accordance with the provisions of the Plan to Employees who, at the time of the grant, are not Reporting Persons. The Stock Awards Committee shall be appointed by, and shall serve at the pleasure of, the Committee.

         (a) ACTION. A majority of the Stock Awards Committee constitutes a quorum. The acts of a majority of the members, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Stock Awards Committee participate by telephone), or acts approved in writing by all of the members of the Stock Awards Committee are the acts of the Stock Awards Committee.

         (b) LIMITATION. Notwithstanding the foregoing, the Stock Awards Committee may not undertake any action which the provisions of Rule 16b-3 under the Act require to be undertaken by non-employee directors (as defined in the Rule) as a condition of the continued qualification of the Plan (and transactions thereunder) under Rule 16b-3.

         6.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board, the Committee, or the Stock Awards Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

         (a) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the Committee, or the Stock Awards Committee, the members of the Board, the Committee, or the Stock Awards Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         (b) PROCEDURE. Upon the institution of any such action, suit or proceeding, a Board, Committee, or Stock Awards Committee member shall notify the Company, in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before the Board, Committee, or Stock Awards Committee member undertakes to handle it on the individual's own behalf.


                                   ARTICLE VII
                      TERMINATION OR AMENDMENT OF THE PLAN


         7.1 TERMINATION OR AMENDMENT. The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including but not limited to any amendment to take into account changes in law and tax and accounting rules, or deemed necessary to ensure that the Company complies with any regulatory requirement referred to in Article IV or with the requirements of Section 16 of the Act and Rule 16b-3 promulgated pursuant to the
Act). Notwithstanding that general rule:

         (a) PARTICIPANT LIMITATION. Unless otherwise required by law, the rights of a Participant with respect to Options granted prior to the termination, alteration or amendment may not be impaired without the consent of the Participant; and,

         (b) STOCKHOLDER LIMITATION. Without the approval of the Company's stockholders, no alteration or amendment may be made which would require approval of the stockholders as a condition of compliance with Rule 16b-3 under the Act.

                                  ARTICLE VIII
                                  MISCELLANEOUS


         8.1 NO RIGHT TO EMPLOYMENT. The existence of the Plan or an Option shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any employee at any time.

         8.2 OPTIONEES AND GRANTEES NOT STOCKHOLDERS. An Optionee, Grantee, or legal representative has none of the rights of a stockholder with respect to shares subject to Options until the Option is exercised and shares are issued upon exercise of the Option.

         8.3 WITHHOLDING OF TAXES. The Company has the right to require, prior to the issuance or delivery of any shares of Common Stock or any payment under the Plan, payment by the Participant of any taxes required by law.

         (a) WITHHOLDING. The Committee may permit a withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A Reporting Person may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (a Withholding Election) only if the election is approved by the Committee.

         (b) FRACTIONAL SHARES. Any fraction of a share of Common Stock required to satisfy a tax obligation shall be disregarded and the amount due must be paid instead in cash by the Participant.

         8.4 NO ASSIGNMENT OF BENEFITS. Except as previously provided with respect to a qualified domestic relations order, no benefits payable under the Plan are, except as otherwise specifically provided by law, subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge any benefit is void. Any benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who is or will be entitled to the benefit, nor is it subject to attachment or legal process for or against such person. If any person entitled to a benefit hereunder is adjudicated a bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge a benefit, or if any attempt is made to subject any benefit to the debts, contracts, liabilities, engagements or torts of any person entitled to the benefit, then the benefit shall, in the discretion of the Committee, cease and terminate. In that event the Committee may cause the benefit, or any part thereof, to be held or applied for the benefit of the person, his or her spouse, children or other dependents, or any of them, in the manner and proportion as the Committee determines.

         8.5 GOVERNING LAW. This Plan shall be governed by the law of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         8.6 OTHER PLANS. Nothing contained in this Plan shall prevent the Company from adopting additional compensation plans or arrangements.

         8.7 FEDERAL SECURITIES LAW. Notwithstanding any other provision of the Plan, no transaction shall be given effect on any date which would, in the opinion of counsel to the Company, result in liability under Section 16(b) of the Act.

                                   ARTICLE IX
                          EFFECTIVE DATE; TERM OF PLAN

         9.1 EFFECTIVE DATE. The Plan is conditioned on the approval of the stockholders of Kaydon at the Annual Meeting of Stockholders on April 21, 1993. The Plan is effective upon the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting.

         9.2 TERM OF PLAN. No Options may be granted hereunder after April 21, 2003. This Section 9.2 shall not affect any Option granted prior to such date.



                                                              KAYDON CORPORATION